UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM  8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 3, 2015 (September 23, 2015)

WAVE SYSTEMS CORP.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238
(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Wave Systems Corp. (the “Company”), dated September 29, 2015 (the “Original Form 8-K”). This Form 8-K/A is being filed to supplement the Original Form 8-K with the information required by Item 3.02 of Form 8-K contained in this Form 8-K/A. References to the exhibits in this Form 8-K/A are references to the exhibits filed with the Original Form 8-K.

Item 3.02.          Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 of the Original Form 8-K is hereby incorporated by reference. Additionally, the issuance of the securities pursuant to the Agreements were exempt from registration pursuant to Rule 506 of the Securities Act of 1933, as amended.

The description of the Agreements provided herein are qualified in their entirety by reference to the terms and conditions of the Agreements, which were filed with the Original 8-K as Exhibits 4.1, 4.2 and 4.3, and are hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Walter A. Shephard
Walter A. Shephard
Chief Financial Officer

Dated: November 3, 2015

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